UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement

On February 15, 2024, Alexandria Real Estate Equities, Inc. (the “Company”) issued and sold $400,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2036 (the “2036 Notes”) and $600,000,000 aggregate principal amount of the Company’s 5.625% Senior Notes due 2054 (the “2054 Notes,” and together with the 2036 Notes, the “Notes”) in a registered public offering pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission.

The Notes are governed by the terms of an Indenture, dated as of March 3, 2017 (the “Base Indenture”), by and among the Company, as issuer, Alexandria Real Estate Equities, L.P., as guarantor (the “Guarantor”), and Truist Bank (formerly known as Branch Banking and Trust Company), as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 20, dated as of February 15, 2024 (the “Twentieth Supplemental Indenture”), and Supplemental Indenture No. 21, dated as of February 15, 2024 (the “Twenty-First Supplemental Indenture” and, together with the Base Indenture and Twentieth Supplemental Indenture, the “Indenture”), by and among the Company, the Guarantor and the Trustee.

The 2036 Notes bear interest at a rate of 5.250% per year, from and including February 15, 2024 or the most recent interest payment date to which interest has been paid, and are payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2024. The 2036 Notes mature on May 15, 2036. The 2054 Notes bear interest at a rate of 5.625% per year, from and including February 15, 2024 or the most recent interest payment date to which interest has been paid, and are payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2024. The 2054 Notes mature on May 15, 2054. Each series of the Notes is fully and unconditionally guaranteed on a senior basis by the Guarantor (each a “Guarantee”), is the unsecured senior obligations of the Company and ranks equally with each other and the Company’s existing and future unsecured senior indebtedness.

The Company has the option to redeem all or a part of the Notes at any time or from time to time.

Before February 15, 2036, the redemption price for the 2036 Notes will equal the sum of (i) 100% of the principal amount of the 2036 Notes being redeemed, (ii) accrued and unpaid interest thereon, if any, to, but excluding, the date of the redemption, and (iii) a make-whole amount. On or after February 15, 2036, the redemption price for the 2036 Notes will be equal to the sum of 100% of the principal amount of the 2036 Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption. Before November 15, 2053, the redemption price for the 2054 Notes will equal the sum of (i) 100% of the principal amount of the 2054 Notes being redeemed, (ii) accrued and unpaid interest thereon, if any, to, but excluding, the date of the redemption, and (iii) a make-whole amount. On or after November 15, 2053, the redemption price for the 2054 Notes will be equal to the sum of 100% of the principal amount of the 2054 Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption.

The Indenture contains covenants that, among other things, limit the ability of the Company, the Guarantor and the Company’s subsidiaries to (i) consummate a merger, consolidation or sale of all or substantially all of the Company’s assets and (ii) incur secured or unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications.

The Indenture also provides for customary events of default. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization, the principal of and accrued and unpaid interest, if any, on all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture with respect to a series of the Notes occurs and is continuing, the Trustee or holders of not less than 25% in principal amount of the then outstanding Notes of such series may declare all the Notes of such series to be due and payable immediately.

The foregoing descriptions of the Notes and the Indenture do not purport to be complete and are qualified in their entirety by the full text of the Base Indenture, the Twentieth Supplemental Indenture, the form of the 2036 Notes and Guarantee, the Twenty-First Supplemental Indenture and the form of the 2054 Notes and Guarantee, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes and the Indenture is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

4.1*	Indenture, dated as of March 3, 2017, among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Truist Bank (formerly known as Branch Banking and Trust Company), as trustee, filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2017.

4.2	Supplemental Indenture No. 20, dated as of February 15, 2024, by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Truist Bank, as trustee.

4.3	Form of 5.250% Senior Note due 2036 (included in Exhibit 4.2 above).

4.4	Supplemental Indenture No. 21, dated as of February 15, 2024, by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and Truist Bank, as trustee.

4.5	Form of 5.625% Senior Note due 2054 (included in Exhibit 4.4 above).

5.1	Opinion of Venable LLP.

5.2	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

23.1	Consent of Venable LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 5.2).

23.3	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1).

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(*) Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: February 15, 2024	By:	/s/ Marc E. Binda
Marc E. Binda
Chief Financial Officer and Treasurer